                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 31, 2002

                               CALPINE CORPORATION


                            (A DELAWARE CORPORATION)

                        COMMISSION FILE NUMBER: 001-12079

                  I.R.S. EMPLOYER IDENTIFICATION NO. 77-0212977

                           50 WEST SAN FERNANDO STREET

                           SAN JOSE, CALIFORNIA 95113

                            TELEPHONE: (408) 995-5115

ITEM 5. OTHER EVENTS

On January 31, 2002, Calpine announced financial results for the three and twelve months ended December 31, 2001. The results reflected the continued execution of Calpine's strategy to own and operate low-cost generating facilities in key North American power markets and Calpine Energy Services' successful risk management and optimization program. However, as a result of the nationwide economic slowdown, the industry experienced lower industrial demand during 2001, which, along with unusually mild weather, substantially reduced prices for power and spark spreads.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

99.0 Press Release dated January 31, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CALPINE CORPORATION





                               By:  /s/ Charles B. Clark, Jr.
                                    ------------------------------------
                                    Charles B. Clark, Jr.
                                    Senior Vice President and Controller
                                    Chief Accounting Officer



Date: February 7, 2002

                                  EXHIBIT INDEX




EXHIBIT NO.      DESCRIPTION
-----------      -----------
   99.0          Press Release dated January 31, 2002